                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       ENVIRONMENTAL TECTONICS CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:  n/a


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:  n/a


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11./1/ (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:  n/a


       ----------------------------------------------------------------------

    5) Total fee paid:  n/a


       ----------------------------------------------------------------------

/ / Fee paid previously by written preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                      ENVIRONMENTAL TECTONICS CORPORATION


                        -------------------------------
                   Notice of Annual Meeting of Shareholders
                                August 31, 2000
                       -------------------------------
     The Annual Meeting of the Shareholders of Environmental Tectonics Corporation (the "Company") will be held at the offices of the Company, County Line Industrial Park, Southampton, Pennsylvania on Thursday, August 31, 2000, at 10:00 a.m. (eastern time) for the following purposes:


     1. To elect five directors to serve until their successors have been elected and qualified.


     2. To transact such other business as may properly come before the meeting.


     The record date for determination of shareholders entitled to notice of, and to vote at, the meeting is July 18, 2000.



                                        By Order of the Board of Directors




                                        ANN M. ALLEN, Secretary




WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN ORDER THAT YOUR STOCK MAY BE VOTED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                      ENVIRONMENTAL TECTONICS CORPORATION
                          County Line Industrial Park
                        Southampton, Pennsylvania 18966


--------------------------------------------------------------------------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                August 31, 2000
--------------------------------------------------------------------------------

                                    GENERAL


Solicitation of Proxies


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. (Eastern Time) on Thursday, August 31, 2000, at the Company's executive offices at County Line Industrial Park, Southampton, Pennsylvania 18966 and at any adjourned meeting thereof (the "Annual Meeting"). This Proxy Statement and accompanying form of proxy are being first sent or given to security holders on or about July 24, 2000. In addition to the use of the mails, directors, officers and employees of the Company may solicit proxies personally or by telephone. The expense of soliciting proxies will be borne by the Company.


                                USE OF PROXIES


Voting and Revocation of Proxies


     When a proxy in the enclosed form is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election, as directors, of the Board of Directors' nominees. Signed proxies will be voted "FOR" or "AGAINST" any other matter that properly comes before the Annual Meeting or any adjournment thereof, in the discretion of the persons named as proxyholders as provided in the rules of the Securities and Exchange Commission, including with respect to any matter of which the Company did not receive notice by June 9, 2000. Any such proxy may be revoked at any time before its exercise by (i) executing and delivering a later dated proxy to the Secretary of the Company, (ii) giving written notice of revocation to the Secretary of the Company, or (iii) by voting in person at the Annual Meeting. The mailing address of the Company is County Line Industrial Park, Southampton, Pennsylvania 18966.


Voting Securities, Record Date and Quorum


     Shareholders of record at the close of business on July 18, 2000,(the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding 7,100,146 shares of Common Stock, par value $.05 per share ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters coming before the Annual Meeting. The holders of Common Stock are not entitled to cumulate votes in elections of directors.


     The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting. Abstentions with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum for the Annual Meeting.

Principal Shareholders

     The following table sets forth information, as of the Record Date, as to beneficial owners, either directly or indirectly, of 5% or more of the outstanding shares of the Common Stock.



                                             Amount and
                                              Nature of        Percent
                                             Beneficial       of Common
Name and Address of Beneficial Owner          Ownership         Stock
---------------------------------------   ----------------   ----------
William F. Mitchell (1)(2) ............      1,777,998          25.1%
c/o Environmental Tectonics Corporation
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (2)(3) .........        675,300(4)        9.5%
40 Bridgeton Rd
Hilton Head Island
South Carolina 29928

FINOVA Mezzanine Capital ..............        840,986(5)       11.3%
500 Church Street, Suite 200
Nashville, TN 37219

Emerald Advisors, Inc. ................        635,840(6)        9.0%
1857 William Penn Way
P.O. Box 10666
Lancaster, PA 17605-0666


------------
(1) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 192,000 shares held by Mr. Mitchell's wife.

(2) Nominee of the Board of Directors of the Company for election, as Director, of the Company at the Annual Meeting.

(3) Director of the Company.

(4) Includes 25,500 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(5) Includes 332,820 shares of Common Stock underlying a presently exercisable warrant.

(6) As reported in an amended Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 4, 2000 by Emerald Advisors, Inc. ("Emerald"), Emerald has sole voting power with respect to 432,880 shares of Common Stock and sole dispositive power over 635,840 shares of Common Stock.

Security Ownership of Management

     The following table sets forth, as of the Record Date, the number of shares and percentage of the Company's Common Stock owned beneficially by each director, each nominee for director, and each named executive officer set forth in the Summary Compensation Table. The table also sets forth the holdings of all directors and executive officers as a group.



                                                                            Amount and
                                                                             Nature of         Percent
                                                                            Beneficial        of Common
Name and Address of Beneficial Owner                                         Ownership          Stock
---------------------------------------------------------------------   ------------------   ----------
William F. Mitchell (1)(2)(3) .......................................        1,777,998          25.1%
c/o Environmental Tectonics Corporation
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (2)(3) .......................................          675,300(4)        9.5%
40 Bridgeton Rd
Hilton Head Island
South Carolina 29928

Richard E. McAdams (2)(3) ...........................................           33,742(5)         *
c/o Environmental Tectonics Corporation
County Line Industrial Park
Southampton, PA 18966

Philip L. Wagner, Ph.D. (2)(3) ......................................           12,000(6)         *
Chadds Ford Technologies, Inc.
P.O. Box 377
Chadds Ford, PA 19317

David P. Lazar (2) ..................................................                0            *
c/o Berwind Financial, L.P.
3000 Centre Square West
1500 Market Street
Philadelphia, PA 19102

Craig Macnab (3) ....................................................                0            *
428 Westview Avenue
Nashville, TN 37205

All directors and executive officers as a group (7 persons) .........        2,507,790(7)       35.3%

------------
 * less than 1%

(1) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 192,000 shares held by Mr. Mitchell's wife.

(2) Nominee of the Board of Directors of the Company for election, as Director, of the Company at the Annual Meeting.

(3) Director of the Company.

(4) Includes 25,500 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(5) Includes 12,500 shares of Common Stock issuable upon the exercise of vested options.

(6) Includes 8,000 shares of Common Stock held by or for the benefit of Dr. Wagner's wife.

(7) Includes 21,250 shares of Common Stock issuable upon the exercise of vested options.

                             ELECTION OF DIRECTORS


General

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of not less than three nor more than ten directors. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors. The Board of Directors of the Company has fixed the number of directors at five directors.

     At the 2000 Annual Meeting, five directors shall be elected to serve for a one-year term and until their successors are elected and qualified.

     The Board of Directors has unanimously nominated William F. Mitchell, Richard E. McAdams, Philip L. Wagner, Ph.D., Pete L. Stephens, M.D. and David
P. Lazar for election as directors of the Company. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. The Company's management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

     The five nominees who receive the highest number of votes cast at the Annual Meeting will be elected as directors. Shares represented by properly executed proxies in the accompanying form will be voted for the nominees named below unless otherwise specified in the proxy by the shareholder. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. Shareholders cannot cumulate their votes for the election of directors. No proxy may be voted for a greater number of persons than the number of nominees named.

     Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting.


Nominees for Election as Director


     The following table sets forth certain information with respect to the Board of Directors' nominees for director. Each of the following nominees except Mr. Lazar presently serves as a director of the Company.



                                                                         Principal
                                                                        Occupations
                                              Served as                and Positions
                                               Director                 and Offices
                Name                   Age      Since                with the Company
------------------------------------  -----  -----------  --------------------------------------
William F. Mitchell(1) .............   58       1969      Chairman of the Board, President and
                                                          Director
Richard E. McAdams(2) ..............   64       1985      Executive Vice President and Director
Philip L. Wagner, Ph.D.(3) .........   63       1993      Director
Pete L. Stephens, M.D.(4) ..........   62       1974      Director
David P. Lazar(5) ..................   43       n/a       None

------------
(1) Mr. Mitchell has been Chairman of the Board, President and Chief Executive Officer of the Company since 1969, except for the period from January 24, 1986 through January 24, 1987, when he was engaged principally in soliciting sales for the Company's products in the overseas markets.

(2) Mr. McAdams has been with the Company since 1970. He became a Vice President in 1978, and an Executive Vice President in 1990, with responsibility for contract administration.

(3) Dr. Wagner is an organic chemist with over 30 years of diversified experience managing research and development and new business development at E.I. du Pont de Nemours & Company. In November 1992, he founded Chadds Ford Technologies, Inc., a consulting firm. He is currently President of Chadds Ford Technologies, Inc.

(4) Dr. Stephens has been a physician engaged in the private practice of medicine for over 30 years.

(5) Since February 1, 1993, Mr. Lazar has served as Managing Director of Berwind Financial, L.P., and since June, 1999, co-head of Berwind's Investment Bank, specializing in investment banking services to both privately-held and publicly-traded companies. He also heads the firm's Financial Services group. Prior to Berwind, Mr. Lazar served as President, Ryan, Beck & Co./Mid-Atlantic, a regional investment banking firm specializing in the financial services industry. Mr. Lazar holds an MBA from the College of William and Mary Graduate School of Business Administration and a B.S. from Duke University. He also serves as an advisory director of First Virtual, Inc., a Florida based internet company that provides financial services.


Committees of Board of Directors

     During the year ended February 25, 2000, the Company had an Audit Committee and a Compensation Committee. The Audit Committee is charged with reviewing and overseeing the Company's financial systems and internal control procedures and conferring with the Company's independent accountants with respect thereto. The Compensation Committee is charged with reviewing the compensation of officers and key personnel. During the year ended February 25, 2000, Messrs. Mitchell, Stephens and Wagner served on the Audit Committee and Messrs. Stevens, Wagner and Macnab served on the Compensation Committee. The Company does not have a standing nominating committee.


Meetings of Board of Directors and Committees

     During the year ended February 25, 2000, the Board of Directors held three meetings and the Audit and Compensation Committees each held one meeting. All Members of the Board attended all of the meetings of the Board held while they were members of the Board. All Members of the Audit and Compensation Committees attended all meetings of the Committees held while they were members thereof.


Compensation of Directors

     Directors of the Company who are not officers of the Company are paid $600 for Board meetings which they attend. Additional compensation is not paid for committee meetings.


                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is composed entirely of non-employee Directors. The executive compensation program is structured to link executive compensation to the Company's performance and, through programs which use the Company's stock as a compensation medium, to more closely align the interests of executive management with those of the Company's shareholders.

     The Compensation Committee evaluates and recommends, to the Board of Directors, compensation and awards for the Chief Executive Officer and other executive officers.


Compensation Philosophy

     One of the Company's principal goals in establishing its compensation policies is to maximize the possibilities for enhanced shareholder value by closely aligning compensation for its executive officers with the profitability of the Company. In that regard, it is considered essential to the success of the Company that compensation policies enable the Company to attract, retain and satisfactorily reward executive officers who are contributing to the long-term growth and success of the Company.


Components of Compensation

     At present, the executive compensation program is comprised of salary, annual cash bonus incentive opportunities and long-term incentive opportunities in the form of options to acquire Company stock. Base salary levels for the executive officers of the Company are set near the average base salary levels paid by other companies within the Company's peer group. Mr. William F. Mitchell, President and Chief Executive Officer, received a base salary of $225,000 in the 2000 fiscal year, which the Compensation Committee believes is below average compared to the Company's peer group.

Short-Term Incentive Compensation

     Incentive compensation awards paid in May 2000 were based on a review of the Company's performance for the fiscal year ended February 25, 2000. This review included an assessment of the Company's performance against financial and non-financial hurdles, set at the beginning of the 2000 fiscal year, relating to bookings, sales, net income, stock price and individually tailored goals. The hurdles reflected the Board of Directors' determination of the appropriate goals for the Company. Under the Executive Management/Key Employee Plan (the "Executive Management Plan") executive officers (other than CEO) are eligible to receive bonuses in an amount up to 25% of base salary if the predetermined goals are attained.

     Under the Chief Executive Officer Plan (the "CEO Plan"), Mr. Mitchell was eligible to receive a bonus for fiscal 2000 (i) in an amount up to 25% of base salary if the Company attained predetermined goals regarding sales and net income and (ii) in an amount from 25% to 100% of base salary if the Company's stock price performance met predetermined goals. Based on these criteria, Mr. Mitchell did not receive any bonus for fiscal 2000, but was paid a deferred bonus from fiscal 1999 of $12,023.

     Under the CEO Plan and the Executive Management Plan, 75% of the bonuses awarded for the 2000 fiscal year were paid in May 2000, and the remaining 25% will be paid in equal installments over the succeeding five years with interest at the average prime rate being charged over the period by the Company's principal bank. Deferred bonus amounts are not vested until paid and subject to continued employment. Bonus awards totaling $71,969 were paid in May 2000 under these Plans to ten executive officers and managers for the 2000 fiscal year, and $58,240 of bonus awards were deferred. Additionally, $9,461 of deferred bonus awards from 1999 fiscal year amounts were paid in May 2000. No bonuses would have been paid to these executive officers and managers if the Company had not achieved the predetermined goals.


Long-Term Incentive Compensation

     The Company's 1998 Incentive Stock Option Plan is a long-term plan designed not only to provide incentive to management, but also to align a significant portion of the executive compensation program with shareholder interests. The 1998 Incentive Stock Option Plan permits the Company to grant certain officers and employees a right to purchase shares of stock at the fair market value per share at the date the option is granted. No options were granted in fiscal 2000. In granting stock options to officers and employees, the Compensation Committee takes into account the Company's financial performance, long-term strategic goal of increasing shareholder value, the executive's level of responsibility and his continuing contributions to the Company. The amount of the award is based on the employee's base salary and the total award is limited to one percent (1%) of total outstanding shares on award date. Mr. Mitchell did not receive any options during the past three fiscal years.

     This report has been furnished by the Compensation Committee whose members are:

       Peter L. Stephens, M.D.
       Philip L. Wagner, Ph.D.
       Craig Macnab


                      COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation paid by the Company to the Chief Executive Officer for services rendered during fiscal years 2000, 1999 and 1998. There are no other executive officers whose total annual salary and bonus exceeded $100,000 for such fiscal years. The footnotes to the table provide additional information concerning the Company's compensation and benefit programs.

                          SUMMARY COMPENSATION TABLE



                                                                         Annual Compensation
                                                        ------------------------------------------------------
                                                                                      ($)             ($)
           Name and                                                              Other annual      All other
           Principal              Fiscal       ($)               ($)             Compensation     Compensation
           Position                Year       Salary            Bonus                 (2)             (3)
------------------------------   --------   ---------   ---------------------   --------------   -------------
William F. Mitchell, .........    2000      225,000             12,023(1)(4)          0              4,160
President                         1999      207,085            126,563                0              3,876
And CEO                           1998      178,450                  0                0              2,731

------------
(1) Bonus paid in May 2000.

(2) The Company's executive officers receive certain perquisites. For fiscal years 2000, 1999 and 1998, the perquisites received by Mr. Mitchell did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(3) These amounts represent the Company's contribution to the Retirement Savings Plan.

(4) The amount represents a portion of the $42,187.50 deferred bonus from fiscal 1999. No bonus award for fiscal 2000 was paid. The remaining $33,750.00 of Mr. Mitchell's deferred bonus from 1999 is not vested until paid and is subject to continued employment.


                     COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) Forms they file. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended February 25, 2000, the Company's directors, officers and greater than ten percent beneficial owners complied with all applicable filing requirements except for Mr. Mitchell who had one late filing of a Form 4 for the sale of shares of the Company's Common Stock and Mr. McAdams who had three late filings of Form 4 for the sale of shares of the Company's Common Stock.

                               PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the American Stock Exchange ("AMEX") Index and Peer Group Index for the periods indicated. The graph assumes an initial investment of $100.00 with dividends, if any, reinvested over the periods indicated.


                     COMPARISON OF CUMULATIVE TOTAL RETURN
            OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES
                              AND/OR BROAD MARKETS


     750    -----------------------------------------------------------------
           |                                                               # |
     700   |-----------------------------------------------------------------|
           |                                                                 |
     650   |-----------------------------------------------------------------|
           |                                                                 |
     600   |-----------------------------------------------------------------|
           |                                                                 |
  D  550   |-----------------------------------------------------------------|
           |                                                                 |
  O  500   |-----------------------------------------------------------------|
           |                                                                 |
  L  450   |-----------------------------------------------------------------|
           |                                                    #            |
  L  400   |-----------------------------------------------------------------|
           |                                                                 |
  A  350   |-----------------------------------------------------------------|
           |                                                                 |
  R  300   |-----------------------------------------------------------------|
           |                                                                 |
  S  250   |-----------------------------------------------------------------|
           |                                    #*                           |
     200   |---------------------------------------------------------------@-|
           |                         #          @                            |
     150   |----------------------------------------------------@------------|
           |            *@          *@                          *          * |
     100   |#*@--------------------------------------------------------------|
           |             #                                                   |
      50   |-----------------------------------------------------------------|
           |                                                                 |
       0   |-------------|-----------|-----------|--------------|----------|-
         1995          1996        1997        1998           1999       2000


       # The Company           * Peer Group Index(1)       @ AMEX Market Index


                       ASSUMES $100 INVESTED MAR. 1, 1995
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING FEB. 25, 2000



                                                               FISCAL YEAR ENDED
                                --------------------------------------------------------------------------------
COMPANY/INDEX/MARKET             2/28/1995     2/29/1996     2/28/1997     2/27/1998     2/26/1999     2/25/2000
-----------------------------   -----------   -----------   -----------   -----------   -----------   ----------
The Company .................    100.00         90.32        170.97        225.81        416.13        735.48
Peer Group Index(1) .........    100.00        117.07        126.81        217.39        122.33        147.73
AMEX Market Index ...........    100.00        121.08        129.00        153.73        150.30        209.34

------------
(1) The Peer Group Index is comprised of companies that have the same Standard Industrial Classification Code as the Company. The composition of the Peer Group Index is as follows: Axcess, Inc., Britesmile, Inc., BVR Systems LTD., Datakey, Inc., ECC International Corp., Evans & Sutherland Co., Firearms Training Systems, Isomet Corp., Newcom, Inc., Quad Systems Corp., Relm Wireless Corp., Rofin-Sinar Tech, Inc., Standard Motor Products and United Industrial Corp.

                            THE COMPANY'S AUDITORS

     Under the Company's Bylaws and the governing law, authority to select the Company's independent accountants rests with the Board of Directors. Such selection is made through formal act of the Board of Directors. It has not been and is not the Company's policy to submit selection of its auditors to the vote of the shareholders because there is no legal requirement to do so. Grant Thornton LLP was the Company's auditors for the fiscal year ended February 25, 2000. Auditors have not been selected for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given an opportunity to make a statement to the shareholders, if he desires to do so. Such representative will also be available to answer appropriate questions from shareholders.


                             SHAREHOLDER PROPOSALS

     The Company's 2001 annual meeting of shareholders will be held on or about August 31, 2001.

     Shareholders may propose matters for consideration at the 2001 annual meeting by notice, in writing, delivered to or mailed and received by the Secretary of the Company no later than June 9, 2001. If proposals are submitted after June 9, 2001, management proxyholders could have discretionary authority to vote on those matters at the 2001 annual meeting.

     Proposals which shareholders desire to have included in the Proxy Statement for the 2001 annual meeting of shareholders must be received at the Company's executive offices, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before March 26, 2001.


                                 OTHER MATTERS

     The Company knows of no other business which will be presented for consideration at the meeting. However, if other matters come before the annual meeting, it is the intention of the proxyholders to vote upon such matters as they, in their discretion, may determine.

     The Company's Annual Report to the Shareholders for the year ended February 25, 2000, is enclosed. Each person solicited hereunder can obtain a copy of the Company's Annual Report on Form 10-K for the year ended February 25, 2000, as filed with the Securities and Exchange Commission, without charge, except for exhibits to the report, by sending a written request to Environmental Tectonics Corporation, County Line Industrial Park, Southampton, Pennsylvania 18966, Attention: Ann M. Allen, Secretary.



                                          By Order of the Board of Directors




                                          ANN M. ALLEN, Secretary

                     ENVIRONMENTAL TECTONICS CORPORATION

                  ANNUAL MEETING TO BE HELD ON AUGUST 31, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Pete L. Stephens and Phillip L. Wagner, or either of them, with full power of substitution, as the undersigned's proxies to vote at the Annual Meeting of Shareholders called for August 31, 2000 and at any adjournment thereof:

                  (Continued and to be signed on reverse side)


 -----
|     |  Please mark your
|  X  |  votes as in this
|     |  example.
 -----
                 FOR all nominees      WITHHOLD
                 listed at right       the vote
                (except as marked      for all
                 to the contrary)      nominees
1.   Election of      -----             -----       Nominees:
     Directors:      |     |           |     |      By holders of Common Stock:
                     |     |           |     |            Richard E. McAdams
                     |     |           |     |            William F. Mitchell
                      -----             -----             Pete L. Stephens
                                                          Philip L. Wagner
                                                          David Lazar

2. In their discreation, the proxies are authorized to vote upon such other business as may properly come befor the meeting.


     This proxy, when properly executed, will be voted in the manner directed designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted "FOR" the election of all of the Board of Director's nominees as directors and "FOR" amending the Articles of Incorporation.

I plan to attend the Annual Meeting on August 31, 2000       -----
                                                            |     |
                                                            |     |
                                                            |     |
                                                             -----


In Witness Whereof, the Undersigned has set his hand and seal.



                                                      (SEAL)
-----------------------------------------------------
Shareholder's Signature





                                                      (SEAL)
-----------------------------------------------------
Shareholder's Signature



Dated:                                                 2000
       ----------------------------------------------,





NOTE: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, guardian, etc. please give full title as such.